Exhibit (h)(10)

Executive Summary Letter

November 23, 2015

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of April 1, 2014, including Appendix A (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of one fund and the termination of one fund, collectively, the “Fund Changes.” The additional fund is the MassMutual RetireSMARTSM 2060 Fund. The terminated Fund is MassMutual Select Small Company Growth Fund.

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Fund Changes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to MML Investment Advisers, LLC and retaining one copy for your records.

Very truly yours,

MML INVESTMENT ADVISERS, LLC

By:	/s/ Brian Haendiges
Name:	Brian Haendiges
Title:	Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gunjan Kedia
Name:	Gunjan Kedia
Title:	Executive Vice President

Appendix A

As of November 23, 2015, this Appendix A forms a part of the Sub-Administration Agreement dated as of April 1, 2014 (the “Consolidated Agreement”) between State Street Bank and Trust Company, MML Investment Advisers, LLC, and the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of November 23, 2015, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds

Portfolios

MassMutual RetireSMARTSM 2010 Fund

MassMutual RetireSMARTSM 2015 Fund

MassMutual RetireSMARTSM 2020 Fund

MassMutual RetireSMARTSM 2025 Fund

MassMutual RetireSMARTSM 2030 Fund

MassMutual RetireSMARTSM 2035 Fund

MassMutual RetireSMARTSM 2040 Fund

MassMutual RetireSMARTSM 2045 Fund

MassMutual RetireSMARTSM 2050 Fund

MassMutual RetireSMARTSM 2055 Fund

MassMutual RetireSMARTSM 2060 Fund

MassMutual RetireSMARTSM Conservative Fund

MassMutual RetireSMARTSM Growth Fund

MassMutual RetireSMARTSM In Retirement Fund

MassMutual RetireSMARTSM Moderate Fund

MassMutual RetireSMARTSM Moderate Growth Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Diversified International Fund

MassMutual Select Diversified Value Fund

MassMutual Select Focused Value Fund

MassMutual Select Fundamental Growth Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Growth Opportunities Fund

MassMutual Select Large Cap Value Fund

MassMutual Select Mid Cap Growth Equity II Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Overseas Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MassMutual Select Strategic Bond Fund

MassMutual Select Total Return Bond Fund

MM MSCI EAFE® International Index Fund

MM Russell 2000® Small Cap Index Fund

MM S&P 500® Index Fund

MM S&P® Mid Cap Index Fund

MassMutual Premier Funds

Portfolios

MassMutual Barings Dynamic Allocation Fund

MassMutual Premier Balanced Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Disciplined Growth Fund

MassMutual Premier Disciplined Value Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier Global Fund

MassMutual Premier High Yield Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier International Equity Fund

MassMutual Premier Main Street Fund

MassMutual Premier Money Market Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Small Cap Opportunities Fund

MassMutual Premier Strategic Emerging Markets Fund

MassMutual Premier Value Fund

MML Series Investment Fund

Portfolios

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

Portfolios

MML Asset Momentum Fund

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

MML INVESTMENT ADVISERS, LLC		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Brian Haendiges	By:	/s/ Gunjan Kedia
	Brian Haendiges		Gunjan Kedia
Title:	Vice President	Title:	Executive Vice President

MASSMUTUAL SELECT FUNDS		MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino	By:	/s/ Nicholas Palmerino
	Nicholas Palmerino		Nicholas Palmerino
Title:	CFO and Treasurer	Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer